FMS FINANCIAL CORPORATION

For Immediate Release
---------------------

         October 24, 2005

For Further Information Contact:  (609) 386-2400
--------------------------------

         Craig W. Yates, President
         Channing L. Smith, Vice President and Chief Financial Officer

FMS FINANCIAL REPORTS 3rd QUARTER EARNINGS


Burlington, New Jersey, (October 24, 2005) - FMS Financial Corporation,  (NASDAQ
Symbol: "FMCO") today reported quarterly net income of $1,706,335 or $.26 diluted earnings per share for the quarter ended September 30, 2005 as compared to net income of $2,508,133 or $.38 diluted earnings per share for the same period in 2004. Earnings for the nine months ended September 30, 2005 were $5,249,861 or $.80 diluted earnings per share as compared to net income of $6,658,677 or $1.02 diluted earnings per share for the first nine months of 2004.

Net interest income after provision for loan losses totaled to $27.1 million for the nine months ended September 30, 2005 compared to $27.6 million for the same period in 2004. Total interest income increased to $42.9 million during the nine months ended September 30, 2005 from $41.4 million for the same period in 2004. Total interest expense increased to $15.5 million during the nine months ended September 30, 2005 from $13.5 million for the same period in 2004.

Total assets were $1.2 billion and deposits totaled $951.4 million at September 30, 2005. Non-performing loans at September 30, 2005 amounted to $3.7 million or 0.83% of total loans. The allowance for loan losses was $5.0 million at September 30, 2005 or 135% of non-performing loans. Core, tangible and risk-based capital continue to exceed all regulatory requirements.

FMS Financial Corporation is the holding company for Farmers & Mechanics Bank that operates forty-one banking offices in Burlington, Camden and Mercer Counties, New Jersey.

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
FMS FINANCIAL CORPORATION AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
------------------------------------------------------------------------------------------------------------------------
                                                                  Three Months ended             Nine Months ended
                                                                     September 30,                 September 30,
                                                              ---------------------------    ---------------------------
                                                                  2005           2004            2005           2004
                                                              ------------   ------------    ------------   ------------
INTEREST  INCOME:
Interest income on:
    Loans                                                     $  6,551,661   $  6,219,024    $ 19,119,549   $ 18,329,907
    Mortgage-backed securities                                   3,683,402      4,224,347      11,061,882     12,237,351
    Investments                                                  4,350,829      3,706,263      12,715,465     10,808,357
                                                              ------------   ------------    ------------   ------------
Total interest income                                           14,585,892     14,149,634      42,896,896     41,375,615
                                                              ------------   ------------    ------------   ------------

INTEREST EXPENSE:
Interest expense on:
    Deposits                                                     2,951,433      1,942,196       8,037,622      5,548,386
    Borrowings                                                   1,998,801      2,305,113       6,162,057      7,006,011
    Long term debt                                                 469,752        353,489       1,321,428        992,527
                                                              ------------   ------------    ------------   ------------
Total interest expense                                           5,419,986      4,600,798      15,521,107     13,546,924
                                                              ------------   ------------    ------------   ------------

NET INTEREST INCOME                                              9,165,906      9,548,836      27,375,789     27,828,691
PROVISION FOR LOAN LOSSES                                           90,000         90,000         270,000        240,000
                                                              ------------   ------------    ------------   ------------

NET INTEREST INCOME AFTER PROVISION
    FOR LOAN LOSSES                                              9,075,906      9,458,836      27,105,789     27,588,691
                                                              ------------   ------------    ------------   ------------

NON-INTEREST INCOME:
    Loan service charges and other fees                             15,454         21,384          56,625         80,560
    Gain on sale of investment securities                                0        433,518               0        533,574
    Gain on sale of fixed assets                                         0              0               0         46,080
    Real estate owned operations, net                                    0            (39)              0         (4,586)
    Service charges on accounts                                  1,328,612      1,308,036       3,969,753      3,834,588
    Other income                                                    41,290         35,861         116,107        100,177
                                                              ------------   ------------    ------------   ------------
Total non-interest income                                        1,385,356      1,798,760       4,142,485      4,590,393
                                                              ------------   ------------    ------------   ------------

NON-INTEREST EXPENSE:
    Salaries and employee benefits                               4,534,246      4,209,679      13,369,108     12,409,459
    Occupancy and equipment                                      1,405,837      1,361,072       4,227,445      4,043,164
    Purchased services                                             685,900        699,781       2,084,823      2,144,793
    Federal deposit insurance premiums                              31,167         32,412          95,580         97,959
    Professional fees                                              193,792        161,864         565,800        495,542
    Advertising                                                    109,814        106,565         323,057        322,591
    Amortization of core deposit intangible                        179,052        179,052         537,156        537,156
    Other                                                          444,909        319,439       1,158,840      1,020,789
                                                              ------------   ------------    ------------   ------------

Total non-interest expenses                                      7,584,717      7,069,864      22,361,809     21,071,453
                                                              ------------   ------------    ------------   ------------

INCOME BEFORE INCOME TAXES                                       2,876,545      4,187,732       8,886,465     11,107,631

INCOME TAXES                                                     1,170,210      1,679,599       3,636,604      4,448,954
                                                              ------------   ------------    ------------   ------------

NET INCOME                                                    $  1,706,335   $  2,508,133    $  5,249,861   $  6,658,677
                                                              ============   ============    ============   ============


 BASIC EARNINGS PER COMMON SHARE                              $       0.26   $       0.39    $       0.81   $       1.03
                                                              ============   ============    ============   ============

 DILUTED EARNINGS PER COMMON SHARE                            $       0.26   $       0.38    $       0.80   $       1.02
                                                              ============   ============    ============   ============


  Dividends declared per common share                         $       0.03   $       0.03    $       0.09   $       0.09
                                                              ------------   ------------    ------------   ------------

                                                              ------------   ------------    ------------   ------------

 Weighted average common shares outstanding                      6,502,960      6,500,960       6,502,516      6,493,267
 Potential dilutive effect of the exercise of stock options         33,173         36,763          35,397         38,020
                                                              ------------   ------------    ------------   ------------
 Adjusted weighted average common shares outstanding             6,536,133      6,537,723       6,537,913      6,531,287
                                                              ============   ============    ============   ============


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
FMS FINANCIAL CORPORATION AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (Unaudited)
------------------------------------------------------------------------------------------------------------------------
                                                                                  September 30, 2005  December 31, 2004
------------------------------------------------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------------------------------------------------

     Cash and amounts due from depository institutions                               $    49,910,908    $    46,410,744
     Interest-bearing deposits                                                                28,349             30,950
     Short term funds                                                                     51,864,635         64,135,662
                                                                                     ---------------    ---------------

        Total cash and cash equivalents                                                  101,803,892        110,577,356
     Investment securities held to maturity                                              242,442,079        254,833,749
     Investment securities available for sale                                            161,037,070        141,999,280
     Mortgage-backed securities held to maturity                                         218,641,767        269,221,897
     Loans, net                                                                          437,505,725        418,798,633
     Accrued interest receivable                                                           6,365,942          6,322,107
     Federal Home Loan Bank stock                                                          7,750,020         10,250,120
     Office properties and equipment, net                                                 31,291,304         30,747,227
     Deferred income taxes                                                                 2,416,169          2,150,442
     Core deposit intangible                                                               2,054,874          2,592,030
     Prepaid expenses and other assets                                                     2,181,907          2,513,224

                                                                                     ---------------    ---------------
                                                                                                        ---------------
TOTAL ASSETS                                                                         $ 1,213,490,749    $ 1,250,006,065
                                                                                     ===============    ===============

LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------------------------------------------------------------------------------------------
Liabilities:
     Deposits                                                                        $   951,356,203    $   941,506,820
     Securities sold under agreements to repurchase                                      155,000,000        195,000,000
     Advances from the Federal Home Loan Bank                                                      0         10,000,000
     FMS Statutory Trust 1 debentures                                                     25,774,000         25,774,000
     Advances by borrowers for taxes and insurance                                         2,179,179          2,200,357
     Accrued interest payable                                                              1,152,093          1,246,661
     Dividends payable                                                                       195,089            195,029
     Other liabilities                                                                     3,553,710          3,746,579
                                                                                     ---------------    ---------------
     Total liabilities                                                                 1,139,210,274      1,179,669,446
                                                                                     ---------------    ---------------

Commitments and contingencies
Stockholders' Equity:
     Preferred stock - $.10 par value 5,000,000 shares  authorized;  none issued
     Common stock - $.10 par value 10,000,000 shares authorized; shares issued 7,992,142 and 7,991,292 and shares outstanding 6,502,960
        and 6,502,110 as of September 30, 2005 and December 31, 2004, respectively           799,214            799,129
     Paid-in capital in excess of par                                                      8,688,136          8,555,506
     Accumulated other comprehensive income - net of income taxes                           (582,669)           270,784
     Retained earnings                                                                    76,310,793         71,646,199
     Less:  Treasury stock (1,489,182 shares, at cost, as of September 30, 2005
        and December 31, 2004, respectively)                                             (10,934,999)       (10,934,999)
                                                                                     ---------------    ---------------
Total stockholders' equity                                                                74,280,475         70,336,619
                                                                                     ---------------    ---------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                           $ 1,213,490,749    $ 1,250,006,065
                                                                                     ===============    ===============